SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 1, 2001


                             TOMPKINS TRUSTCO, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     NEW YORK                       1-12709                    16-1482357
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  (State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



THE COMMONS, PO BOX 460, ITHACA, NY                              14851
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
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                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

Effective January 1, 2001, the Company completed its previously announced acquisition of Austin, Hardie, Wise Agency, Inc., with offices in Attica, Warsaw and Alden; and Ernest Townsend & Son, Inc., with offices in LeRoy, Batavia and Caledonia. The combined agency will operate as a separate subsidiary of Tompkins Trustco, Inc. James R. Hardie will serve as President and Chief Executive Officer of the combined agency, which will continue to operate out of the six existing Western New York offices. The acquisition was accounted for as a purchase transaction.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable.

      (b) Not applicable.

      (c) Not applicable.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TOMPKINS TRUSTCO, INC.


Date:  January 9, 2001           By: /s/ James J. Byrnes
                                     -------------------
                                     James J. Byrnes
                                     Chairman and
                                     Chief Executive Officer

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

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    EXHIBIT DESCRIPTION                             PAGE
------                    -------------------                             ----
 99.1             Press Release of Tompkins Trustco, Inc.                   4
                  Dated January 4, 2001


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